EXHIBIT 31.2

         CERTIFICATION OF THE PRINCIPAL ACCOUNTING OFFICER PURSUANT TO
                 SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Parrish Medley, certify that:

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 (1)  I have reviewed this report on Form 10-Q for the quarter ended November 30, 2010 of UHF Logistics Group, Inc. (the "Company");
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 (2)  Based  on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material  fact necessary  to  make  the  statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
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 (3)  Based on my knowledge, the  consolidated financial statements, and other financial information included in this report, fairly present in all material respects, the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report;
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 (4)  The Company's other certifying  officer  and  I  are  responsible  for  establishing  and  maintaining disclosure controls and procedures  (as  defined  in  Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over  financial  reporting  (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and have:
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 (a)  Designed such disclosure controls  and  procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information  relating  to  the  Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
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 (b)  Designed such internal control over financial reporting, or caused such  internal  control  over  financial  reporting  to  be designed  under  our  supervision,  to  provide  reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accept accounting principles;
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 (c)  Evaluated the effectiveness of the Company's disclosure  controls  and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
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 (d)  Disclosed in the report any change in the Company's internal control  over  financial  reporting  that has occurred during the
      Company's  most  recent  fiscal  quarter  (the  Company's  fourth fiscal quarter in the case of the annual  report)  that  has materially affected, or is reasonably likely to materially affect,  the  Company's  internal control over financial reporting;
      and
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 (5)  The Company's other certifying officer and I have disclosed, based on our most recent  evaluation  of  internal  control  over financial  reporting,  to  the  Company's  auditors  and  the  audit committee of the Company's board of directors (or persons performing the equivalent functions):
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 (a)  All significant deficiencies and material weaknesses in the design  or  operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability  to  record,  process, summarize and report financial information; and
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 (b)  Any fraud, whether or not material, that involves management or other employees who have  a  significant role in the Company's internal control over financial reporting.
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Dated:  January 19, 2011  /s/ Parrish Medley
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                          Parrish Medley
                          Secretary, Treasurer, Principal Accounting Officer and Director
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